Exhibit 10(a)



   Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm


We consent to the reference to our firm under the caption "Independent Registered Public Accounting Firm" and to the use of our reports dated (a) March 18, 2009, with respect to the consolidated financial statements of The Lincoln National Life Insurance Company and (b) March 13, 2009, with respect to the financial statements of Lincoln Life Variable Annuity Account N, in Post-Effective Amendment No. 8 to the Registration Statement (Form N-4 No. 333-135039) pertaining to Lincoln Life Variable Annuity Account N, which is incorporated by reference into Post-Effective Amendment No. 10.

                                /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
September 28, 2009